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                                                                   EXHIBIT 10.12

         This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom, except under circumstances where neither such registration nor such an exemption is required by law. This Warrant may be transferred only in compliance with the conditions specified in this Warrant.

                          Eco-form International, Inc.

                          Common Stock Purchase Warrant
                             Expiring June 30, 2003


                                                                    July 5, 2000

No. W2000A-001

Eco-form International, Inc. a Delaware corporation (the "Company"), for value received, hereby certifies that VerticalVC, Inc., a Michigan corporation, or its registered assigns, is entitled to purchase from the Company Two Million (2,000,000) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, (the "Common Stock"), at the purchase price of $.01 per share (the "Exercise Price") at any time or from time to time prior to 5 P.M., Eastern time, on June 30, 2003 subject to the terms, conditions and adjustments set forth below in this Warrant (this Warrant and all Warrants issued in substitution therefor being hereinafter referred to as the "Warrants").

         1.   Exercise of Warrant.

         1.1. Manner of Exercise. Subject to Section 1.2, this Warrant may be exercised by the registered holder hereof, in whole or in part, during normal business hours on any business day by surrender of this Warrant, with the notice of exercise attached hereto as Attachment A (or a reasonable facsimile thereof) duly executed by such holder, to the Company at the principal office of the Company, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such notice of exercise by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined as provided in Section 2.

         1.2. Restrictions on Exercise. In order to ensure compliance with the federal and state securities laws, the Company may require the holder hereof to obtain an opinion of counsel, satisfactory to the Company, to the effect that the shares to be issued upon exercise of the Warrant may be issued pursuant to exemptions from registration under the Securities Act of 1933 and all applicable state securities laws. The holder also agrees to execute any and all subscription documents, questionnaires and instruments that may be required by the Company to ensure compliance with the federal and state securities laws. In the event the holder is unable to provide

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the Company with a satisfactory legal opinion that the shares to be issued upon the exercise of this Warrant may be issued without registration under the Securities Act of 1933 and applicable state securities laws, the Company will not be required to issue that stock to the holder and will return the holder's exercise funds and the Warrant to holder.

         1.3. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.4 shall be deemed to have become the holder or holders of record thereof.

         1.4. Delivery of Stock Certificate, Etc. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to the restrictions contained in Sections 1.2 and 3, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.

         2. Adjustments: Stock Dividends, Reclassification, Reorganization, Merger and Anti-Dilution Provisions.

         (a) If the Company increases or decreases the number of its issued and outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of (i) the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock,
(ii) a stock split or subdivision of shares, (iii) a consolidation or combination of shares, or (iv) a reclassification or recapitalization involving its Common Stock, then the Exercise Price in effect at the time of such action and the number of shares of Common Stock purchasable pursuant to this Warrant (the "Warrant Stock") at that time shall be proportionately adjusted so that the numbers, rights, and privileges relating to the shares of Common Stock then purchasable pursuant to this Warrant shall be increased, decreased or changed in like manner, for the same aggregate purchase price as set forth in this Warrant, as if the shares of Common Stock purchasable pursuant to this Warrant immediately prior to the event at issue had been issued, outstanding, fully paid and nonassessable at the time of that event. As an example, if the Company were to declare a two-for-one stock split or a one hundred percent stock dividend, then the number of unpurchased shares of Warrant Stock subject to this Warrant would be doubled and the Exercise Price for all unpurchased shares of Warrant Stock would be reduced by 50 percent.

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These adjustments would result in the Holder's rights under this Warrant not being diluted by the stock split or stock dividend.

         (b) If the Company pays or makes any dividend or other distribution upon its Common Stock payable in securities or other property, excluding money or the Company's Common Stock but including (without limitation) shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities"), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of shares of Common Stock with respect to which the Warrant is then exercised is to the total shares of Common Stock purchasable pursuant to this Warrant at the time the securities or property were set aside for the Holder.

         (c) If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or other classifications, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

         (d) Upon the occurrence of any of the following events, the Company shall cause effective provision to be made so that the Holder shall have the right at any time thereafter prior to the expiration date of this Warrant, by the exercise of this Warrant, to purchase for the aggregate Exercise Price described in this Warrant the kind and amount of share of stock and other securities, and property and interests, as would be issued or payable with respect to or in exchange for the number of shares of Warrant Stock of the Company that are then purchasable pursuant to this Warrant as if such shares of Warrant Stock had been issued to the Holder immediately before such event: (i) the reclassification, capital reorganization, or other similar change of outstanding shares of Common Stock of the Company, other than as described and provided for in subsection (a) above; (ii) the merger or consolidation of the Company with one or more other corporations or other entities, other than a merger with a subsidiary or affiliate pursuant to which the Company is the continuing entity and the outstanding shares of Common Stock, including the shares of Warrant Stock purchasable pursuant to this Warrant, are not affected; or (iii) the spin-off of assets, a subsidiary or an affiliated entity, or the sale, lease, or exchange of a significant portion of the Company's assets, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this subsection (d) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges.



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         (e) Except as otherwise provided in this Section 2, upon any adjustment of the Exercise Price, the Holder shall be entitled to purchase, at the new Exercise Price, the number of shares of Common Stock obtained by multiplying the number of shares of Common Stock purchasable pursuant to this Warrant immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Exercise Price.

(f) The provisions of this Section 2 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms of by its exercise in full.

         (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustments which by reason of this
Section 2(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2(g) shall be made to the nearest mill ($.001) or to the nearest ten thousandth (0.0001) of a share as the case may be.

         3. Restrictions on Transfer.

         3.1. Restricted Securities. As used in this Agreement, the term "Restricted Securities" shall mean all Warrants and all shares of Common Stock acquired or to be acquired by a holder pursuant to the exercise of Warrants; provided, that any such Warrants or shares of Common Stock shall cease to be Restricted Securities once they are sold or otherwise disposed of pursuant to one or more registration statements under the Securities Act of 1933 or pursuant to Rule 144 adopted by the Securities and Exchange Commission.

         3.2. Restrictive Legends. Each Warrant issued in substitution or on transfer or exchange of any Warrant which is a Restricted Security (as defined in Section 3.1) shall bear the following legend, unless the holder of the Warrant to be issued delivers to the Company an opinion of counsel of the holder reasonably satisfactory to the Company that the following legend is no longer required to ensure compliance with the Securities Act of 1933, as amended:

         "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom, except under circumstances where neither such registration nor such an exemption is required by law. This Warrant may be transferred only in compliance with the conditions specified in this Warrant."

Stock certificates issued upon exercise of a Warrant which are Restricted Securities shall bear the following legend, unless the holder of a Warrant being exercised delivers to the Company an opinion of counsel of the holder reasonably satisfactory to the Company that the following legend is no longer required to ensure compliance with the Securities Act of 1933, as amended:


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         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom, except under circumstances where neither such registration nor such an exemption is required by law."

         3.3. Restriction on Transfer. Prior to any transfer of Restricted Securities which are not registered under an effective registration statement under the Securities Act of 1933, as amended, the registered holder of such securities shall, upon the Company's request, furnish to the Company an opinion of counsel of the holder reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act of 1933.

         4. Registered Holder and Transfer and Exchange; Replacement of
            Warrants.

         4.1. Registered Holder and Transfer and Exchange. This Warrant shall be registered in the holder's name on the books of the Company as the registered holder hereof at its principal office. No transfer of this Warrant shall be valid unless made in compliance with Section 3.3 and the Warrant is surrendered at the Company's principal office by the registered holder hereof or by his attorney duly authorized in writing accompanied by a properly executed assignment in the form attached hereto as Attachment B. This Warrant is exchangeable, without expense, at the option of the holder, upon surrender hereof at the Company's principal office for other Warrants of like tenor and of different denominations calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face hereof. Upon the surrender of any Warrant for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered. A Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued. The Company may treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notice of ownership or writing made hereon by anyone other than an authorized officer or employee of the Company) for all purposes.

         4.2. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         5. Maintenance of Reserved Shares. The Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the exercise of this Warrant, the full number of shares then issuable upon the exercise of the outstanding Warrant.

         6. Common Stock to be Validly Issued. All shares of Common Stock which may be issued upon the exercise of the Warrant will, upon issuance, be validly issued, fully paid and



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nonassessable, and free from all taxes (other then taxes payable in respect of the transfer of any such shares), claims, liens, encumbrances, charges or equities with respect to the issue thereof.

         7. Warrant Holder Not Shareholder. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon any Warrant Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, except as provided herein, receive dividends or subscription rights, or otherwise, until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise of the Warrant shall have become deliverable hereunder.

         8. Notices. All notices, certificates, requests, or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the mail, postage prepaid, addressed to the Company at 1040 Riverside Drive, Suite 33, London, Ontario, Canada N6H 5H1 or to the Holder at the address of the Holder shown on the Company's records. All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three business days following deposit in the United States mail. The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Stock may be specified, by written notice delivered pursuant to this Section.

         9. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         10. Governing Law. This Warrant shall be construed and interpreted in accordance with the laws of the State of Michigan without reference to its principles of conflicts of law.

         11. Definitions. For all purposes of this Warrant, unless the context otherwise requires:

                  (a) Common Stock: the Common Stock of the Company as constituted on June 30, 2003, any stock, securities or other property into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

                  (b) Company: includes any corporation which shall become fully liable for the obligations of the Company hereunder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its officers thereunto duly authorized, and to be dated as of the day and year first above written.

                                        ECO-FORM INTERNATIONAL, INC.


                                        By:
                                            ------------------------------------
                                                 Howard W. Keep, President


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                                                                    Attachment A

                               NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Common Stock pursuant to a Warrant).

The undersigned Holder of Warrant Number W2000A-        hereby

         (i)      irrevocably elects to exercise the Warrant to the extent of
                  purchasing           shares of Common Stock;

         (ii)     makes payment in full of the aggregate Exercise Price for
                  those shares in the amount of $        by the delivery of cash
                  or certified or cashier's check in that amount;

         (iii) requests that a certificate for such shares be issued in the name of the undersigned or, if the name and address of some other person is specified below, in the name of such other person:

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   (Name and address of person other than the undersigned in whose name shares are to be registered)

         (iv) requests, if the number of shares transferred are not all the shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.


Date:
                                   ---------------------------------------------
                                   Signature
                                   (This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

                                   ---------------------------------------------
                                   Printed Name
                                   Address:
                                            ------------------------------------

                                            ------------------------------------
                                                                    Attachment B

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                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned,           , hereby sells, assigns and
transfers unto:

Name:
       -----------------------------------------------------------
                  (Please type or print in block letters)

Address:
         --------------------------------------------------------

         --------------------------------------------------------


the right to purchase        shares of Common Stock pursuant to the terms and
conditions of Warrant Number W2000A-           held by the undersigned. The
undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Common Stock remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant covering such remaining rights. Except for the number of shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant.

         To complete the assignment contemplated by this Assignment Form, the
undersigned hereby irrevocably constitutes and appoints                      as
the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

The undersigned acknowledges that this transfer may only be effective and recorded on the records of the Company if it is made pursuant to the restrictions on transfer set forth in Sections 3.3 and 4.1 of the Warrant.

Date:
                                   ---------------------------------------------
                                   Signature
                                   (This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

                                   ---------------------------------------------
                                   Printed Name
                                   Address:
                                            ------------------------------------

                                            ------------------------------------


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